Exhibit 10.11


                          AMENDMENT TO LEASE AGREEMENT

      THIS AMENDMENT TO LEASE AGREEMENT ("Amendment") is made this ____ day of _________, 1997, by and between EIGHT PENN CENTER PARTNERS, L.P., GERALD WOLKOFF and KLONDIKE REALTY CORP. AS NOMINEE FOR GERALD WOLKOFF (collectively, "Landlord") and LINDQUIST AVEY MACDONALD BASKERVILLE, INC., a Texas corporation (Tenant").

                                   Background

      A. Landlord, as successor to TRST Philadelphia, Inc., and Tenant are parties to a certain Lease Agreement dated February of 1994 (the "Lease"), pursuant to which Tenant is leasing 2,998 rentable square feet of space on the 16th floor (the "Existing Space") of an office building known as Eight Penn Center and located at 1628 John F. Kennedy Boulevard, Philadelphia, Pennsylvania (the "Building").

      B. Landlord and Tenant now desire to amend the Lease as herein provided.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and intending to be legally bound hereby, the parties hereto agree to amend the Lease as follows:

          1. New Space. As of the New Space Commencement Date (hereinafter defined), Landlord hereby demises and lets unto Tenant, and Tenant hereby leases and takes from Landlord, 1,828 rentable square feet of additional space on the sixteenth floor of the Building, which space is adjacent to the Existing Space, as shown on the plan attached hereto as Exhibit "A" (the "New Space"). Notwithstanding anything contained in the Lease to the contrary, Landlord and Tenant agree that, commencing as of the New Space Commencement Date, the "Premises" shall be defined to mean the Existing Space and the New Space, which shall consist of a total of 4,826 rentable square feet.

          2. New Space Commencement Date.

             (a) The term "New Space Commencement Date" shall mean the date when Landlord notifies Tenant that the Landlord's Work (hereinafter defined) has been substantially completed. For purposes of the previous sentence, the term "substantially completed" shall mean the date of completion of the Landlord's Work as shall enable Tenant to reasonably and conveniently use and occupy the New Space for the conduct of Tenant's ordinary business (whether or not Tenant physically occupies the New Space), even though the completion of minor details, decorations and mechanical adjustments by Landlord, and any improvements to be performed by Tenant, remain to be completed.

             (b) Landlord shall use reasonable efforts to give Tenant written notice at least seven (7) days in advance of the date Landlord expects the New Space to be substantially completed. Tenant shall have the right to inspect the New Space upon receiving such notice. Tenant shall, immediately after the completion of any inspection, notify Landlord, in writing, of any deficiencies noted from such inspection. Landlord shall promptly address any deficiencies in the Landlord's Work upon receipt of written notice from Tenant.

             (c) When the New Space Commencement Date has been established, Landlord and Tenant shall execute and deliver an Agreement, in a form reasonably satisfactory to both parties, specifying the New Space Commencement Date.

          3. Term. The term of the Lease for the Premises is hereby extended so that it terminates on the last day of the third full month following the fifth
(5th) anniversary of the New Space Commencement Date (the "Termination Date").

          4. Minimum Rent.

             (a) The Minimum Rent from the date of this Amendment through the date preceding the New Space Commencement Date shall remain as set forth in the Lease and Tenant shall continue to pay the Minimum Rent and other charges due under the Lease for such period as and when same are due thereunder.

             (b) As of the New Space Commencement Date, the Minimum Rent shall be increased as follows:

New Space Commencement Date
through the day proceeding the
fourth anniversary of the New
Space Commencement Date...................   $82,200 per year ($17.03 per sq.
                                             ft.; $6,850 per month)
The fourth anniversary of the
New Space Commencement Date through
the Termination Date......................   $87,000 per year ($18.03 per st.
                                             ft.; $7,250 per month)

             (c) Provided that Tenant is not in default under the Lease, Tenant shall not be required to pay the Minimum Rent due for the first full month following the New Space Commencement Date.

          5. Base Year. As of the New Space Commencement Date, the Base Year for OMC Sum and Taxes shall be the calendar year 1997.

          6. Lessee's Percentage. As of the New Space Commencement Date, Tenant's OMC Percentage and Tenant's Tax Percentage shall be increased to 2.0637%.

          7. Landlord's Work.

             (a) Except as provided in paragraph 6(b) below, Tenant agrees to accept the New Space in "as-is" and "where-is" condition.

             (b) Landlord shall complete the work set forth in the Plans and Specifications attached to this Amendment as Exhibit "B" to prepare the New Space for Tenant's occupancy (the "Landlord's Work") in a prompt, good and workmanlike manner and using reasonable efforts to minimize any interference with Tenant's business in the Existing Space. Landlord shall be responsible for all costs to complete the Landlord's Work; provided, however, in the event that Tenant desires to make any changes or additions to the Plans and Specifications attached hereto as Exhibit "B" after the date hereof, and such changes or additions increase the cost of the Landlord's Work, then Landlord shall notify Tenant of the amount of such increase, whereupon Tenant shall promptly advise Landlord whether or not Tenant wants to implement such changes or additions (such excess costs hereinafter being referred to as the "Required Excess Funds"). Tenant shall pay Landlord any such Required Excess Funds within five (5) days after receipt of statements therefor. Landlord shall have the right not to complete any work to be paid for with the Required Excess Funds until such Required Excess Funds have been received by Landlord.

             (c) Landlord is only obligated to complete the work to the Premises (including the New Space) referenced in the preceding paragraph. Any other work required for Tenant's occupancy shall be completed by Tenant, at Tenant's sole cost, subject to Landlord's approval as set forth in the Lease.

          8. Delivery of New Space. Landlord shall not be liable for any inability to deliver possession of the New Space to Tenant because of (a) the failure or refusal of any tenant to vacate and surrender the New Space to Landlord in order so that Landlord can complete the Landlord's Work and deliver possession of the New Space to Tenant, (b) a delay in the completion of the Landlord's Work caused by Tenant or any causes beyond Landlord's control (including, without limitation, labor disputes, inability to obtain materials or services, etc.), or (c) any causes beyond Landlord's control. Tenant understands that Landlord cannot commence the Landlord's Work until after the Tenant currently occupying the New Space (George F. Schoener, Jr.) vacates and surrenders said space to Landlord. Landlord shall use reasonable efforts to obtain possession of the New Space from George F. Schoener, Jr. by July 1, 1997, subject to events of force majeure. If Landlord fails to obtain possession of the New Space and substantially complete the Landlord's Work by October 1, 1997 (the "Construction Deadline"), subject to the force majeure provisions contained in Section 30(A) of the Lease, then Tenant shall have the right to terminate the Lease under and subject to the following terms and conditions:

             (a) Tenant shall first be required to deliver written notice to Landlord specifying Landlord's non-compliance with its obligations under this paragraph (which notice may not be delivered until after the Construction Deadline) and give Landlord fourteen (14) days in which to substantially complete the Landlord's Work. If Landlord substantially completes the Landlord's Work within fourteen (14) days after Tenant's notice under this subparagraph
(i), then Tenant shall forfeit its right to terminate the Lease under this paragraph.

             (b) If Landlord fails to substantially complete the Landlord's Work within the aforesaid 14-day grace period, then Tenant shall have the right, by delivery of written notice to Landlord at any time after the expiration of the aforesaid 14-day period, but prior to Landlord's substantial completion of the Landlord's Work (the "Termination Notice"), as Tenant's sole and exclusive remedy, to terminate the Lease; whereupon the Lease shall terminate on the date of Landlord's receipt of the Termination Notice. Tenant's failure to timely comply with the notice provisions contained in this subparagraph (ii) shall be deemed to constitute a waiver of Tenant's right to terminate the Lease under this paragraph.

          9. Rentable Square Footage. Landlord and Tenant agree that as of the New Space Commencement Date, the rentable square footage of the Premises shall be 4,826 square feet. The rentable square footage of the Premises shall be used for the purpose of making all computations under the Lease.

          10. Confession of Judgment. Tenant acknowledges and agrees that Landlord has the right under the Lease to confess judgment against Tenant for possession of the Premises. Tenant further reaffirms and consents to Landlord's right to confess judgment for possession under the Lease.

          11. Renewal Option.

             (a) Section 31 of the Lease (Renewal Option) is hereby deleted.

          12. Right of First Refusal. Section 33 of the Lease (Right of First Refusal) is hereby deleted.

          13. Brokers. Landlord and Tenant each warrant and represent to the other that each has had no dealings, negotiations or communications with any real estate brokers or other intermediaries in connection with the transaction contemplated in this Amendment except for the Rubin Organization, Inc. (the "Subject Broker"). In the event that any claim is asserted by any party claiming a commission and/or finder's fee with respect to the transaction contemplated in this Amendment, other than the Subject Broker, resulting from any representation of promise of Landlord or Tenant, such party who has alleged to have made such representations or promises shall indemnify, defend and hold the other harmless from any such claim. Landlord shall be solely responsible to pay any real estate commission due the Subject Broker.

          14. Defaults. Landlord and Tenant hereby represent and warrant to the other that, to the best of their respective knowledge, as of the date of this Amendment, the Lease is in full force and effect, and there exists no breach or default under the Lease and no state of facts which, with notice, the passage of time, or both, would result in a breach or default under the Lease on the part of either Tenant or Landlord. Also, to the best of Landlord and Tenant's knowledge, no claim, controversy, dispute or disagreement exists between Tenant and Landlord under the Lease.

          15. Miscellaneous.

             (a) In the event that there are any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Lease, the terms and conditions of this Amendment shall control.

             (b) All capitalized terms not otherwise defined in this Amendment shall have the meanings which said capitalized terms have in the Lease.

             (c) Except as specifically amended hereby, all of the other terms, conditions and covenants contained in the Lease (including, without limitation, the confession of judgment provisions and the representations and warranties) shall continue in full force and effect and are hereby ratified, approved and republished.

             (d) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

             (e) Landlord and Tenant hereby each waive the right to a jury trial in connection with any litigation instituted by either party against the other concerning the Lease or the tenancy created thereunder.

      THIS AMENDMENT REAFFIRMS THE CONFESSION OF JUDGMENT PROVISIONS CONTAINED IN THE LEASE AND CONTAINS A PROVISION FOR THE WAIVER OF TRIAL BY JURY.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    LANDLORD:
                                    EIGHT PENN CENTER PARTNERS, L.P., GERALD
                                    WOLKOFF and KLONDIKE REALTY CORP. AS
                                    NOMINEE FOR GERALD WOLKOFF    By:   Its
                                    Agent:

                                    1628 Management Company LLC:
                                    ---------------------------

                                          By:   Its Members:
                                    M.S. Asset Management, Inc., a
                                    -------------------------------
                                          Delaware corporation:
                                    -------------------------------


ATTEST:     /s/                     By:   /s/
            -----------------             -------------------------
            (Asst.) Secretary             (Vice) President

                                    TENANT:
                                    LINDQUIST AVEY MACDONALD BASKERVILLE, INC.


ATTEST:     /s/                     By:  /s/
            -----------------            --------------------------
            Secretary                    President

                                 OFFICE LEASE

THIS OFFICE LEASE (the "Lease") is made as of , 1993, by and between TRST PHILADELPHIA, INC. ("Landlord") and LINDQUIST AVEY MACDONALD BASKERVILLE INC. a Texas corporation ("Tenant"), Landlord and Tenant having the following notice addresses on the date of this Lease.

                                                        . . . (See Section 29)

Landlord:         c/o The Rubin Organization, Inc. ("Agent")
                  The Bellevue
                  200 South Broad Street
                  Philadelphia, PA  19102
                  Attention:  General Counsel

Tenant:           Lindquist Avey Macdonald Baskerville Inc.
                  Eight Penn Center
                  1628 JFK Boulevard
                  16th Floor
                  Philadelphia, PA  19107

                  For notice purposes, concurrent notice to Tenant shall be sent to:

                  One Financial Place
                  One Adelaide Street East, 30th Floor
                  Toronto, Ontario, M5C  2V9
                  Attention:  Tedd Avey

          1. FUNDAMENTAL LEASE PROVISIONS. Certain Fundamental Lease Provisions are presented in this Section 1 and represent the agreement of the parties hereto, subject to the further definition and elaboration in the respective referenced Sections and elsewhere in the Lease:

A.    Building:           Eight Penn Center
                          1628 JFK Boulevard
                          Philadelphia,  PA
                                                           . . . (See Section 2)
B.    Floor(s) or
      Portion(s)
      Thereof Leased:     A portion of the
                          16th Floor
                                                           . . . (See Section 2)
C.    Square Footage
      of Premises:        2,998 rentable square feet
                                                           . . . (See Section 2)

D.    Use:                Office use
                                                           . . . (See Section 2)

E.    Term:               (1)  Commences:  March 15,
                          1994
                                                           . . . (See Section 3)

                          (2)  Expires:  5 years after commencement date,
                              subject to Section 3.

F.    Minimum Rent:

Year 1   $15.00/psf                   $44,970.00/yr.    $3,747.50/month
Year 2   $16.00/psf                   $47,968.00/yr.    S3,997.33/month
Year 3   $17.00/psf                   $50,966.00/yr.    $4,247.17/month
Year 4   $18.00/psf                   $53,964.00/yr.    $4,497.00/month
Year 5   $19.00/psf                   $56,962.00/yr.    $4,746.83/month

G.    Place of Rent
      Payments:           The Rubin Organization, Inc.
                          P.O. Box 41747
                          Philadelphia, PA  19101
                                                         . . . (See Section 4.D)
H.    Agent and to Whom
      Rent Payable:       The Rubin Organization, Inc.
                                                         . . . (See Section 4.D)
I.    Security Deposit:   $ 7,500.00
                                                         . . . (See Section 4.H)
J.    Base Year
      Operation &
      Maintenance Charge:
                          1994
                                                         . . . (See Section 6.B)
K.    Tenant's OMC
      Percentage:         1.282 Thousandths Percent
                          (1.282%)
                                                         . . . (See Section 6.B)
L.    Base Year Taxes:    1993
                                                         . . . (See Section 6.B)
M.    Tenant's Tax
      Percentage:         1.282 Thousandths Percent
                          (1.282%)
                                                         . . . (See Section 6.B)
N.    Tenant Plans
      Submission Date:    January 3, 1994
                                                         . . . (See Exhibit "D")

References appearing in this Section 1 are to designate some of the other places in this Lease where additional provisions applicable to the particular Fundamental Lease Provisions appear. Each reference in this Lease to any of the Fundamental Lease Provisions shall be construed to incorporate all of the terms provided for under such provisions, and such provisions shall be read in conjunction with all other provisions of this Lease applicable thereto. If there is any conflict between any of the Fundamental Lease Provisions set forth in this Section and any other provisions of this Lease, the latter shall control. The listing in this Section 1 of monetary charges payable by Tenant shall not be construed to be an exhaustive list of all monetary amounts payable by Tenant under this Lease.

          2. PREMISES: USE. Landlord, for and in consideration of the rent (hereinafter defined in subsection 4.D) to be paid and the covenants and agreements to be performed by Tenant does hereby demise and lease unto Tenant, and Tenant hereby leases and takes from Landlord for the Term, at the rent and upon the terms and conditions hereinafter set forth that space (the "Premises") situated on the floor(s) of the Building and consisting of the square footage identified and otherwise set forth in subsections 1.A., 1.B. and 1.C. (which Premises is outlined on the diagram marked Exhibit "A" annexed hereto and made a part hereof), together with the right, in common with other occupants of the Building, to use the lobbies, hallways and other common area facilities. The Premises shall be used for the purpose specified in subsection 1.D. and no other purpose without the prior written consent of Landlord. For the purpose of this Lease, the terms "square footage" or "square feet" shall mean the square footage of the Premises as measured from the exterior face of exterior walls and the exterior face of corridor walls, and the center line of any walls Tenant shares with other tenants or occupants of the Building, plus the product of the square footage of the Premises multiplied by Tenant's proportionate share of the "common areas" (as defined in subsection 30.B.) of the Building. Landlord and Tenant agree that the square footage of the Premises set forth in subsection 1.C. is approximately accurate and shall be used for the purpose of making all computations under this Lease except as otherwise stated. Landlord represents that the lobby of the Building is being renovated and that the cost of such renovation is a capital improvement excluded from the OMC Sum. Landlord represents that it is the sole owner in fee simple of the Building, and the sole holder of subtenant's interest in the Agreement of Sublease, dated December 21, 1979 by and between Philadelphia Authority for Industrial Development ("PAID") and Eight Penn Center Building Corp., which sublease estate has been assigned to Landlord, the sublease being a sublease of the leasehold interest. created by Agreement of Lease, dated December 21, 1979, by and between Southeastern Pennsylvania Transportation Authority and PAID, pursuant to which portions of the subterranean levels below the land upon which the Building is erected (the "Land") is leased to Landlord. (The Agreement of Sublease and Agreement of Lease described in the preceding sentence are herein referred to collectively as the "Ground Lease".) Landlord represents (i) that it has full right and authority to lease the Premises to Tenant and to otherwise enter into this Lease on the terms and conditions set forth herein and (ii) that once this Lease is executed by Landlord and Tenant, no approvals or consents of any other person or entity, including without limitation, any lender, mortgagee, or ground lessor will be required for this Lease to be a valid and binding obligation of Landlord.

          3. TERM.

             A. Duration. The term of this Lease and, subject to Section 4.B., a Tenant's obligation to pay rent hereunder shall commence upon: (1) three (3) days after the date when the Premises are "substantially completed" (as hereinafter defined) or (2) the date when Tenant shall take possession and occupy the Premises, whichever of said dates shall occur first ("commencement date"). Said term shall continue from the commencement date for the period specified in subsection 1.E.(2) plus, the partial month, if any, if the term begins other than on the first day of any month, so that the term shall expire on the last day of the month in which the above period ends, unless sooner terminated as hereinafter provided or extended by the parties (the "Term").

             B. Substantial Completion. The term "substantial completion" as used in this Lease shall be construed to mean the state of completion of the "Landlord's Work" (as defined in Section 7), as shall enable Tenant to reasonably and conveniently use and occupy the Premises for the conduct of its ordinary business, even though the installation of minor details, decorations and mechanical adjustments by Landlord and any improvements to be performed by Tenant, remain to be completed. Landlord shall endeavor to give Tenant written notice at least seven (7) days in advance of the date Landlord expects the Premises to be substantially completed. Upon the commencement date, it shall be presumed that all work theretofore performed by, or on behalf of Landlord was satisfactorily performed in accordance with, and meeting the requirements of this Lease, except for those items for which Tenant notified Landlord, within thirty (30) days after the commencement date, are not satisfactorily completed ("Punch List Items"). Landlord shall be responsible for correcting latent defects in the Landlord's Work and in the Demised Premises of which Tenant notifies Landlord within 180 days after the date of substantial completion of the Landlord's Work. Landlord agrees to diligently pursue the correction of all such Punch List Items.

             C. Memorandum. When the commencement date has been established, Landlord and Tenant shall execute and deliver an instrument in form satisfactory to Landlord specifying the commencement date.

          4. RENT.

             A. Minimum Rent. The Tenant shall pay to Landlord as annual minimum rent ("Minimum Rent") the sum set forth in subsection 1.F. payable in advance on the first business day of each calendar month in equal monthly installments in the sum specified in subsection 1.F. beginning on the commencement date and continuing thereafter until the expiration of said Term, subject to subsection B hereof.

             B. Minimum Rent Credit. Tenant shall receive a one (1) time only rent credit in an amount equal to all Minimum Rent for the first six (6) months of the Term. Tenant shall have the right to apply all or a portion of this credit to the payment of Required Excess Funds as defined in Section 7.B. hereof. To the extent Tenant elects to apply this credit to Required Excess Funds, the credit shall not be available to be applied to Minimum Rent due hereunder.

             C. Partial Month. If the Term commences on a day other than the first day of a calendar month, Tenant shall pay to Landlord on or before the commencement date a pro rata portion of the rent to be based on the number of -days remaining in such partial month after the commencement date.

             D. Payments. All payments of Minimum Rent, additional rent and any other sums due to Landlord hereunder shall be due without demand, notice, set-off, deduction or counterclaim at the office set forth in subsection 1.G. or at such other place as Landlord may from time to time direct. All checks shall be made payable to the person specified in subsection 1.H. or such other person as Landlord may direct. All sums due to Landlord under this Lease whether or not stated to be Minimum Rent or additional rent are herein collectively called "rent".

             E. Acceptance of Payments. If Landlord, at any time or times, shall accept rent after the same shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's rights or remedies hereunder.

             F. Additional Rent. Whenever under the terms of this Lease any sum is required to be paid by Tenant in addition to the Minimum Rent herein reserved, such additional sum so to be paid shall be deemed additional rent and if not designated as "additional rent", then such sum shall nevertheless, at the option of the Landlord if not paid when due, be deemed "additional rent" which shall be collectible with any installment of Minimum Rent thereafter falling due hereunder. Nothing hereunder contained shall be deemed to suspend or delay the payment of any sum at the time the same became due and payable hereunder or limit any other right or remedy of Landlord.

             G. Late Charge. In the event that any sum due to Landlord under the provisions of this Lease shall not be paid when due, Tenant shall, upon demand, pay a late charge to Landlord of $.03 for each dollar so overdue to defray Landlord's administrative expenses in collecting and processing that sum. Such late charge shall be deemed "rent" for all purposes under this Lease.

             H. Security Deposit. Upon the execution of this Lease, Landlord acknowledges receipt from Tenant of the sum set forth in subsection 1.I. to be held as collateral security for the payment of any rent payable by Tenant under this Lease, and for the faithful performance of all other covenants and agreements of Tenant hereunder. The amount of such deposit, without interest, shall be repaid to Tenant within thirty (30) days after the termination of this Lease and any extension thereof, provided Tenant shall have made all payments of rent and performed all covenants and agreements hereunder. Upon any event of default by Tenant hereunder, all or part of such deposit may, at Landlord's option, be applied on account of the resulting deficiency and Tenant shall immediately restore such deposit to its original sum. The deposit shall be deemed, subject to the foregoing obligation, to be the property of Landlord.

             I. Use and Occupancy Tax. Tenant shall pay to Landlord any use and occupancy tax (or its equivalent) imposed on the Premises. Landlord shall have the same rights and remedies for the non-payment of such use and occupancy tax that it has upon Tenant's failure to pay rent hereunder. Landlord agrees to pay the sums collected by it to the appropriate governmental authorities in a timely manner, and will pay any penalties or interest occasioned by Landlord's delay in remitting such sums.

             J. Electricity. Landlord shall install a demand type meter in the Premises to measure Tenant's actual consumption of electricity. Landlord shall periodically read such electric meter (but not more often than monthly), and Tenant shall pay for electrical service based on the usage shown on such meter at the retail rates then in effect by the Philadelphia Electric company or successor utility company.

          5. DEFINITIONS: OPERATION AND MAINTENANCE CHARGE; TAXES.

            In this Lease, the following terms shall have the meanings hereinafter provided:

             A. "Operations and Maintenance Charge Sum ("OMC Sum") shall mean all sums incurred (even if not yet payable) in connection with the operation and maintenance of the Building as reasonable determined by Landlord to be reasonable, appropriate and in the best interests of the Building including, without limitation, sums incurred for the following items: storm drainage, water (domestic and fire protection) and sewer, electric, steam, gas, telephone and other utility services and systems; heating, ventilating, air conditioning, plumbing, electrical, fire, detection and suppression, life safety, security protection, illumination, vertical transportation, and other Building services and systems; salaries, wages, benefits and other compensation to or for personnel engaged in the cleaning, care, management or other operation and maintenance of the Building and payments and other charges for taxes, contributions, assessments, worker's compensation, unemployment compensation, health, accident and life insurances and other impositions or charges related thereto; outfitting and otherwise providing building service personnel; service, repair, replacement and other maintenance to or of the Building floors, doors, walls ceilings, roofs, windows, skylights and other elements, systems and amenities; charges for utilities or utility services; rentals for provision of Building services; snow, ice, trash and garbage removal and pest control; identification and directional signs and other traffic control items; parking, loading and unloading areas and other common areas, facilities or equipment; fire and other casualty, liability, plate glass, theft, worker's compensation, pressure vessel and rent insurances; depreciation of machinery and other equipment for Building services and interior and exterior common area finishes and amenities; janitorial services, cleaning the property including maintenance of windows and other glass surfaces, Building facade, sidewalks, parking, loading and unloading areas; sales, use excise taxes and fees; management fees and charges; costs required by the application or enforcement of federal, state and local statutes, codes, regulations and rulings; modifications of the HVAC and other Building systems by which Landlord provides Building services; the fair rental value of any office space in the Building used as an office for the on-site property manager; legal fees and other fees of consultants, engineers and other design professionals, appraisers, accountants and auditors; gazebos, fountains, sculptures, art features, fencing, screening and similar items located within or outside the Building, interior and exterior planting, replanting and replacing flowers, shrubbery, plants trees and other landscaping, awnings and other Building amenities; fees, licenses, permits and charges by governmental and quasi-governmental bodies or agencies; supplies, tools, reserve, parts, postage, deliveries, business machines and office equipment; all other sums necessarily and reasonably incurred by Landlord in the proper operation and maintenance of a first-class Building EXCLUDING, HOWEVER, depreciation (other than as above specified), the cost of any utilities which are directly metered or submetered to tenants of the Building, the cost of any repair or replacement required of Landlord pursuant to the reconstruction obligations of Subsection 13.A, the expenses incurred in leasing or procuring new tenants, legal expenses in enforcing the terms of any lease, interest or amortization payments on any mortgage or mortgages, capital improvements specifically for a tenant within such tenant's space (other than as specified below). Additionally, if Landlord shall purchase any item of capital equipment or make any capital expenditure as described above, then the costs for same shall be amortized on a straight line basis beginning in the year of installation and continuing for the useful life thereof, but not more than ten (10) years, or such shorter time as may be hereinafter provided, with a per annum interest factor equal to Two Hundred
(200) basis points above the "Prime Rate" announced by Continental Bank, Norristown, Pennsylvania, for the date any such item is placed in service. The amount of amortization for such costs shall be included in OMC Sum for each year to which the amortization relates. Tenant agrees that the determination by Landlord's accountant of the useful life of the subject of such capital expenditures shall be binding on Tenant. If Landlord shall lease such item of capital equipment, then the rental or other operating costs paid pursuant to such lease shall be included in the OMC Sum for each year in which they are incurred. Notwithstanding the foregoing, as an alternative cost recovery method, if Landlord shall effectuate savings in labor or energy-related costs as a result of the installation of new devices or equipment, then Landlord may elect to include up to the full amount of any such savings in each year (beginning with the year in which the equipment is placed in service) as an operating expense until Landlord has recovered thereby the cost of installation of said devices or equipment and interest thereon as above provided, even if the result of such application will result in the amortization of such costs over a period shorter than the useful life of such installation. Landlord shall notify Tenant in writing if Landlord elects to apply such savings to the cost of such equipment and shall include a statement of the amount of such savings in the OMC statement for each applicable year. Landlord estimates that 1994 OMC for the Building will be $1,600,274.

             B. "Taxes" (or "Tax") shall mean all real property taxes and personal property taxes, without discounts, charges and assessments which are levied, assessed upon or imposed by any governmental authority or by any special service district or its equivalent during any calendar year of the Term and any extensions thereof with respect to the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building together with the reasonable costs and expenses (including attorney's fees, expenses and court costs) of contesting by appropriate proceedings the amount or validly of any of the aforementioned taxes or assessments. In addition, Taxes shall include, without limitation, any capital levy or other tax on the gross rents or gross receipts with respect to the Property, or a federal, state, county, municipal or other local income, franchise, business privilege, profit, excise or similar tax, assessment, levy or charge measured by or based, in whole or in part, upon any such gross rents or gross receipts. If at any time during the Term the present system of taxation of property shall be changed or supplemented so that in lieu of or in addition to the tax on property there shall be assessed on Landlord or the Property any tax of any nature which is imposed in whole or in part, in addition to or in substitution for or in lieu of any tax which would otherwise constitute a Tax, such shall be deemed to be included within the terms Taxes, but only to the extent that the same would be payable if the Property were the only property of Landlord. Landlord represents that Taxes for the Base Year of 1993 equal the amount of $3.17 per square foot of rentable area in the Premises.

             C. "Tenant's OMC Percentage" is that percentage specified in subsection 1.K.

             D. "Tenant's OMC" means the OMC Sum for a calendar year included within the Term and any extension thereof, less the OMC Sum for the Base Year specified in subsection 1.J., multiplied by Tenant's OMC Percentage.

             E. "Tenant's Tax Percentage" is that percentage specified in subsection 1.M.

             F. "Tenant's Tax Charge" means the Taxes for a calendar year included within the Term or any extensions thereof, less the Taxes for the Base Year specified in subsection 1.L., multiplied by Tenant's Tax Percentage.

             G. "Tax Year" shall mean each calendar year, or such other period of twelve (12) months, which may be duly adopted as the fiscal year for payment of Taxes by the governmental unit in which the Building is located.

          6. TENANT'S OMC AND TENANT'S TAX CHARGE.

             A. Annual Adjustment. During each calendar year or portion thereof included in the Term and any extension thereof, Tenant shall pay Landlord as additional rent Tenant's OMC and Tenant's Tax Charge.

          B. Procedures.

             (1) During December of each calendar year, or as soon thereafter as practicable, Landlord shall give Tenant written notice of its reasonable estimate of the amounts of Tenant's OMC payable for the ensuing calendar year. On or before the first day of each month during each calendar year, Tenant shall pay to Landlord one-twelfth (1/12) of the amounts estimated as aforesaid, provided that if such notice is not given in December, Tenant shall continue to pay on the basis of one hundred five percent (105%) of the then applicable sums of Tenant's OMC until the month after such notice is given. If at any time or times Landlord reasonably determines that the sums payable under subsection 6.A. above for the current calendar year will vary from its estimate by more than five percent (5%), Landlord shall, by notice to Tenant, reasonably revise its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate.

             (2) If Taxes for any Tax Year occurring during the term of this Lease shall be greater than the Base Year Taxes, Tenant shall pay to Landlord as additional rent, an amount equal to Tenant's Tax Charge with respect to said Tax Year. If less than a full twelve (12) month period of a Tax Year is included within the term of this Lease, Tenant's Tax Charge shall be prorated on a per diem basis for such partial Tax Year. Tenant's Tax Charge for each Tax Year shall be paid as follows:

                 (a) After receipt of a bill for Taxes, Landlord shall furnish Tenant a statement detailing the amount of the bill and the Base Year Taxes within fifteen (15) days following the receipt of such statement, Tenant shall pay to Landlord the amount, if any, by which the Tenant's Tax Charge for such Tax Year exceeds the total amount, if any, of payments made pursuant to subsections (b) and (c) below on account of the Tenant's Tax Charge. Tenant's obligations hereunder shall survive the expiration of the Term or termination of the Lease.

                 (b) Notwithstanding the foregoing subsection (a), if at any time after execution of this Lease, Landlord receives a bill for Taxes in excess of the Base Year Taxes or a notice of any governmental action which could effect an increase in Taxes over the Base Year Taxes including, but not limited to, notice of any increase in assessment or of a forthcoming increase in the real estate tax rate, or that the Building is not entitled to the benefit of any tax abatement program pursuant to which Landlord has previously determined Tenant's Tax Charge or that the validity of any tax abatement program applicable to the Building has been challenged by appropriate legal proceedings, Landlord may notify Tenant that Landlord elects to receive payment in installments in advance as an estimate on account of Tenant's Tax Charge or to increase installments presently being paid by Tenant if Tenant is required to make monthly payments pursuant to subsection (c) below. Landlord's notice shall be in writing and shall specify the amount due, or estimated to become due, and the amount of each installment or increased installment to be paid by Tenant. Payments in the amount of the installment (or increase in installment) set forth in Landlord's notice shall be due monthly as additional rent concurrently with payments of minimum rent beginning with such first payment due after the date of Landlord's notice, and shall continue on the first day of each month until and including the month in which Tenant makes payment in full of Tenant's Tax Charge.

                 (c) After payment of the full amount of Tenant's Tax Charge (less any payments made pursuant to subsection (b) above or this subsection (c) on account of the Tax Charge) for any Tax Year, Tenant shall continue to pay one-twelfth (1/12) of the Tax Charge monthly, together with payments of minimum rent as an estimate and on account of the Tax Charge for the following Tax Year, which payments shall continue until receipt by Tenant of a statement which revises the amount of Tax Charge or receipt of a notice from Landlord pursuant to subsection (b) above increasing the amount of monthly estimated payments.

             (3) Within ninety (90) days after the close of each calendar year or as soon after such ninety (90) day period as practicable, Landlord shall deliver to Tenant a statement of the adjustments to be made pursuant to subsection 6.A. If on the basis of such statement Tenant owes sums less than the payments for such calendar year previously made by Tenant on account of Tenant's Tax Charge or Tenant's OMC, Landlord shall credit such excess to Tenant. If on the basis of such statement Tenant owes sums more than the estimated payments for such calendar year previously made by Tenant, on account of Tenant's Tax Charge or Tenant's OMC, Tenant shall pay the deficiency to Landlord within fifteen (15) days after delivery of the statement. Tenant's obligations hereunder shall survive the expiration of the Term or the termination of the Lease.

             (4) In determining Tenant's OMC payable pursuant to subsection 6.A. for any calendar year during the Term:

                 (a) if less than ninety-five percent (95%) of the Building rentable area shall have been occupied by tenants and fully used by them, at any time during the year, the OMC Sum shall be deemed to be an amount equal to the OMC Sum which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) and had such full utilization been made during the entire period; and,

                 (b) if Landlord is not furnishing any particular work or service (and such work or service is by agreement to be furnished by tenant and the cost of which if furnished by Landlord would constitute an item within the OMC Sum) then the OMC Sum shall be deemed to be increased by the sum for the items which would reasonably have been incurred during such period by Landlord if Landlord had at its own expense furnished such work or service to such tenant.

             (5) Notwithstanding anything contained in this Lease to the contrary, in calculating the OMC Sum and/or Taxes, Landlord, may make reasonable allocations of certain items between the office building portion of the Building of which the Premises is a part and, if applicable, the retail portion, which calculations need not be based on relative size or use.

          7. IMPROVEMENT OF THE PREMISES.

             A. Landlord's Construction Obligations. Landlord hereby agrees to perform certain construction work in order to prepare the Premises for the initial occupancy by Tenant ("Landlord's Work"). The nature and extent of such Landlord's Work shall be set forth on construction drawings and specifications prepared at the direction of Tenant and in accordance with Exhibit "D" hereof (collectively, the "Final Plans") to be approved by Landlord and attached to the Lease as Exhibit "B", subsequent to the date hereof. It is acknowledged that the Final Plans will be based upon the preliminary "nickel" plan attached to this Lease as Exhibit "C" ("Nickel Plan"). Landlord shall cause the Landlord's Work to be completed in an expeditious, good and workmanlike manner.

             B. Costs of Plans/Landlord's Work. Landlord agrees to pay the costs of completing the Landlord's Work in accordance with the Final Plans and the cost of the preparation, modification and revision of all plans and specifications for the Premises including the Nickel Plan, Final Plans, electrical, mechanical, lighting and space design plans; provided that in no event shall the Landlord expend more than $70,453.00, including an allowance of $4,497.00 for plans and specifications, plus the cost of installing sprinklers in the Premises. If the costs of completing the Landlord's Work, and the plans and specifications listed above, (exclusive of the cost of installing sprinklers in the Premises) exceeds $70,453.00 or if the cost of completing the plans and specifications alone exceeds $4,497.00 (such excess costs hereinafter being referred to as the "Required Excess Funds"), Tenant shall pay Landlord any such Required Excess Funds within fifteen (15) days after receipt of a bill(s) or statement(s) from Landlord, a Landlord shall have the right not to complete those portions of the Landlord's Work to be paid for with the Required Excess Funds until such Funds have been received by Landlord. Failure of Landlord to exercise such right shall not be deemed a waiver thereof.

             C. Access by Tenant. Landlord shall afford Tenant and its employee's, agents and contractors access to the Premises prior to the commencement date, at reasonable times and at Tenant's sole risk and expense, for purposes of inspecting and verifying the performance of Landlord's Work. Tenant shall inspect the performance of Landlord's Work regularly and diligently and shall advise Landlord promptly of any objection in the performance of such Work.

             D. Alterations. Tenant shall not make any alterations, additions, or other improvements to the Premises or install any fixtures thereat (collectively "Alterations"), without the Landlord's prior written approval which shall not be unreasonably withheld, provided that Landlord's approval may be withheld if any proposed Alterations adversely impact the Building structure or systems. All Alterations to the Premises shall be performed at Tenant's sole cost and expense in accordance with drawings and specifications prepared at Tenant's sole cost and expense, which drawings and specifications shall be consistent with the standards applicable thereto set forth in Exhibit "D" attached hereto. So long as Tenant is not in default hereunder, Tenant shall have the right but, except as stated in the succeeding sentence, not the obligation to remove any of said Alterations which constitute trade fixtures during and at the expiration of the Term and any extension thereof, provided that Tenant repairs any damage caused by said removal. Landlord, by notice to Tenant in writing at the time of Landlord's approval of the drawings and specifications for the Alterations, may request that Tenant remove any of said Alterations, and, if Landlord makes said request, Tenant shall remove on or before the date on which the Term ends such Alterations as are stated in such request and repair any damage caused by such removal. In the event that Landlord requests such removal and Tenant fails to remove same or to repair any damage caused thereby, Tenant agrees to reimburse and pay Landlord for the reasonable cost of removing same including, without limitation, reasonable charges for overhead and damage. All of the Alterations remaining on the Premises after the date on which the Term ends, or at such sooner termination date, shall become the property of Landlord. In doing any work of installation, removal, alteration or relocation, Tenant shall not harm the Premises or the Building and shall repair all damage or injury that may occur to the Premises or the Building in connection with such work and shall otherwise comply with Exhibit "E" attached hereto. Tenant agrees in doing any such work in or about the Premises to engage only such labor as will not conflict with or cause strikes or other labor disturbances among the Building service employees. Any contractors employed by Tenant for such work shall comply with the requirements of Exhibit "E" ("Landlord's Requirements") annexed hereto and hereby made a part hereof and shall further be approved by Landlord in writing before the commencement of such work, but Landlord shall not unreasonably withhold its approval or consent. In all events all such contractors shall be required to employ only union labor in the performance of such work, carry worker's compensation insurance, public liability insurance and property damage insurance in amounts, form and content and with companies reasonably satisfactory to Landlord. Prior to the commencement by Tenant of any work as set forth in this subsection 7.D., Tenant must obtain, at its sole cost and expense, all necessary permits, authorizations, licenses and other approvals required by the various governmental authorities. Upon completion of any such work, Tenant shall pay to Landlord an amount equal to ten percent (10%) of the cost of such work, to reimburse Landlord for the cost of coordination and final inspection of the work.

             E. Liens. Prior to Tenant performing any construction or other work to, on or about the Premises for which a lien or claim could be filed against Landlord, the Premises, the Building or Landlord's interest therein, Tenant shall have its contractor execute a Waiver of Liens satisfactory to Landlord and provide Landlord with the original of the same.

Notwithstanding the foregoing, if any mechanics' or other lien or claim shall be filed against Landlord, the Premises, the Building or Landlord's interest therein purporting to be for labor or material furnished or to be furnished at the request of Tenant, then Tenant shall, at its sole cost and expense cause same to be discharged by payment, bond or otherwise within twenty (20) days after the filing thereof. If Tenant shall fail to cause same to be discharged of record within such ten (10) day period, Landlord may cause same to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any counterclaims, offsets or defenses thereto. Tenant shall defend, indemnify and hold Landlord harmless against any and all claims, costs, damages, liabilities and expenses (including reasonable attorneys' fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or claim or the discharge thereof.

             F. Condition. Tenant acknowledges and agrees that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time substantially completed and, except as set forth in Section 3.B. hereof, in satisfactory condition, order and repair.

             G. Tenant Contractors. Any work permitted to be completed by, or at the direction of Tenant hereunder shall be subject to the provisions of Exhibit "E" hereof.

          8. BUILDING SERVICES. Landlord shall provide, within its standards for each item, the following services and facilities consistent in nature and expediency with comparable first class office buildings in downtown Philadelphia, Pennsylvania ("Building Services"):

             A. HVAC. Heating, ventilation and air conditioning ("HVAC"), Monday to Friday from 8:00 A.M. to 6:00 P.M. and Saturdays from 8:00 A.M. to 1:00 P.M. (excluding, however, all federal, state and municipal holidays). Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC systems. Such regulations and requirements include a prohibition against the use of the Premises or equipment or fixtures which would generate heat from loads in excess of four (4) watts per usable square foot of total connected load without the prior consent of Landlord, which consent may be withheld unless Tenant reimburses Landlord for all costs and expenses relating to the installation and supply of supplemental HVAC and electrical systems;

             B. Electricity. Electric current for (1) Building standard level of illumination using standard fixtures of Landlord's choice; and (2) normal small business machines connected to Building Standard 120-volt single phase outlets during the normal hours of operation set forth in subsection 8.A.; however, Landlord's agreement to furnish electricity does not include electricity in excess of four (4) watts per usable square foot for any use, equipment or fixture requiring a greater voltage than specified in this subsection 8. B. (2). Such additional electrical service will be furnished, if reasonably available, upon Tenant's tendering all costs of installation, including wiring and separate metering, and agreeing in writing to pay the cost of electricity and such service as additional rent. Additionally, the cost of replacement light bulbs, tubes, lamps and ballasts, plus the labor cost for such replacement shall be paid by Tenant as additional rent ("Lighting Expense"). It is acknowledged that the Lighting Expense shall not be included in the OMC Sum.

             C. Ancillary Maintenance:

                (1) Maintenance of service of the public toilet rooms in the Building;

                (2) Maintenance of Building standard door hardware installed in the Premises by Landlord;

                (3) Maintenance of floor coverings in the common area;

                (4) Cleaning of outside and inside of exterior window panes; and

                (5) Cleaning and maintenance of common areas of the Building.

             D. Elevators. Elevator service during the Building's business days and hours, and service via at least one (1) car at all other times.

             E. Janitorial. Janitor service, including cleaning of space, dusting of furniture and vacuuming. Tenant shall reimburse Landlord for all additional cleaning expenses incurred, including, without limitation, for garbage and trash removal expenses, over and above the normal cleaning and other janitorial service provided by Landlord due to the presence of an eating area within the Premises; the installation of food and beverage dispensing machines or otherwise. No food or beverage dispensing machines shall be installed by the Tenant without the prior written consent of Landlord, not to be unreasonably withheld.

             F. Water. Hot and cold water for lavatory purposes in the restrooms which are part of the common area serving the Premises on the 16th floor of the Building if such work is not included within Landlord's Work, and if Tenant otherwise requires a domestic water line within the Premises, Tenant shall pay the cost thereof and consumption as shown on a meter to be installed and maintained at Tenant's sole cost and expense to measure such consumption.

          9. LIMITATION REGARDING SERVICES. Landlord does not warrant that the Building Services specified in Section 8 hereof shall be free from any slow-down, interruption or stoppage pursuant to voluntary agreement by and between Landlord and governmental bodies and regulatory agencies, or caused by the maintenance, repair, substitution, renewal, replacement of improvements or of any of the equipment involved in the furnishing of any such Building Services, or caused by changes of services, alterations, strikes, lockouts, labor controversies, fuel shortages, accidents, acts of God or the elements or any other cause whatsoever. Landlord shall cause any such maintenance, repair, substitution, renewal, or replacement of improvements or equipment to be performed expeditiously so as to minimize disruption to Tenant. Specifically, no such slow-down shall be construed as an eviction, actual or constructive, of Tenant, nor shall same cause any abatement of rent payable hereunder or in any manner or for any purpose relieve Tenant from any of its obligations hereunder. In no event shall Landlord be liable for damage to persons or property or be in default hereunder as a result of such slow-down, interruption or stoppage.

          10. CARE OF PREMISES.

             A. Landlord Maintenance. Landlord shall make, at its sole cost and expense (except to the extent included in the OMC Sum), all repairs and replacements necessary to maintain the plumbing, HVAC and electrical systems, windows, floors and all other Building Standard items which constitute a part of the Premises and are installed or furnished by Landlord. Landlord shall not be obligated for any of such repairs until the expiration of a reasonable period of time after written notice from Tenant that such repair is needed. In no event shall Landlord be obligated under this Section 10 to repair Tenant's personal property or any damage caused by any act, omission, accident or negligence of the Tenant or its invitees or subtenants. Landlord shall not be liable by reason of any damage or injury to or interference with Tenant's business arising from any repairs; alterations, additions, improvements or other work, in accordance with this Lease in or to the Premises or the Building or to any appurtenances or equipment therein. Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business. There shall be no abatement of rent because of such repairs or alterations, additions, improvements or other work, except as provided in Section 13 hereof. Landlord shall cause all maintenance and repairs to be performed expeditiously and in good and workmanlike fashion.

             B. Tenant Maintenance. Except for repairs which Landlord is obligated to make under subsection 10.A., Tenant shall perform all work, at Tenant's sole cost and expense, necessary to maintain the Premises and shall keep the Premises and the fixtures therein in good, clean, neat and orderly condition, reasonable wear and tear alone excepted. All such work shall be in quality at least equal to the original work and installations. If the Tenant refuses or neglects to do such work, or fails to diligently prosecute the same to completion after written notice to Tenant of the need therefor, Landlord may do such work at the sole cost and expense of Tenant and such cost and expense shall be collectible as additional rent, together with a ten percent (10%) supervisory charge.

          11. NEGATIVE COVENANTS OF TENANT. Tenant agrees that it will not do or suffer to be done any act, matter or thing objectionable to the fire and casualty insurance companies whereby the fire and casualty insurance and other insurance now in force or hereafter to be placed on the Premises or the Building (or any portions thereof) shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the commencement date. In case of a breach of this covenant, in addition to all other remedies of Landlord hereunder, Tenant agrees to pay to Landlord as additional rent any and all increases in premiums on insurance carried by Landlord on the Premises or the Building (or any portions thereof) so caused by Tenant. Tenant shall not commit or allow to be committed any waste upon the Premises or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other occupant of the Building. Tenant shall not without the prior written consent of Landlord install any equipment, machinery or fixtures which will overload the Building or any portion thereof or which will cause any substantial noise, vibration or fumes. If any of Tenant's office machines and equipment should create noise, vibration, fumes or otherwise disturb the quiet enjoyment of any other occupant in the Building, Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the disturbance.

          12. SUBLETTING AND ASSIGNING.

             A. General Restriction. Except as expressly permitted pursuant to this Section 12, Tenant shall not, without the prior written consent of Landlord, not to be unreasonably withheld or delayed, assign or hypothecate this Lease or any interest herein or sublet the Premises or any part thereof. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. The Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the written consent of Landlord.

             B. Consent. If, at any time or from time to time during the Term and any extensions thereof, Tenant desires to sublet all or any part of the Premises, or assign this Lease, Tenant shall give written notice to Landlord thereof, which notice shall contain the name, address and description of the business of the proposed assignee or subtenant, its most recent financial statement or other satisfactory evidence of financial responsibility, its intended use of the Premises, and the terms and conditions of the proposed assignment or subletting. Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after receipt of Tenant's notice of reacquiring the portion of the Premises proposed to be sublet or assigned and terminating the Lease with respect thereto. If Landlord does not exercise such option, provided that Tenant is not in default, Tenant shall be free to sublet such space or assign this Lease to such proposed assignee or subtenant, subject to the following:

                (1) the consent of Landlord, it being understood and agreed by the parties hereto that it will not be unreasonable for Landlord to withhold consent if the reputation, financial responsibility, or business of a proposed assignee or subtenant is reasonably unsatisfactory to Landlord, or if Landlord deems such business to not be consistent with the other occupants in the Building, or if the intended use by the proposed assignee or subtenant conflicts with any commitment made by Landlord to any other occupant in the Building;

                (2) if the space is not subleased or assigned within thirty (30) days from the expiration of Landlord's option as set forth above, or any subsequent option as provided in this subsection 12.B.(2), Tenant shall, prior to entering into a sublease or an assignment of said space, once again give Landlord written notice and Landlord shall have thirty (30) days after the receipt thereof of reacquiring that portion of the Premises and terminating the Lease with respect thereto;

                (3) no sublease or assignment shall be valid and no subtenant or assignee shall take possession of the space subleased or assigned until an executed counterpart of agreement of sublease or assignment has been delivered to Landlord;

                (4) no subtenant or assignee shall have a right further to sublet or assign nor exercise any of the Tenant's rights set forth in Sections 32 and 33 hereof;

                (5) any sums or other economic consideration received by Tenant as a result of such subletting or assignment whether denominated rentals under the sublease or otherwise, which exceed, in the aggregate, the total sums which Tenant is obligated to pay Landlord under this Lease (pro-rated to reflect obligations allocable to that portion of the

Premises subject to such sublease or assignment) shall be payable to Landlord as additional rent under this Lease without affecting or reducing any other obligation of Tenant hereunder; and

                (6) subject to subsection 12.D. hereof, Tenant may assign this Lease or sublet the Premises to an affiliate of Tenant without obtaining the consent of Landlord, provided Tenant remains liable for performance and payment hereunder.

             C. Future Compliance. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignment or subletting or may execute amendments or modifications to this Lease with assignees of Tenant without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease, except as set forth above.

             D. Other Assignments or Sublettings.

                (1) If Tenant is a corporation, any dissolution, liquidation, merger, consolidation or other reorganization of such corporation or any transfer of a controlling percentage of the corporate stock of Tenant (whether in a single transaction or cumulatively) shall constitute an assignment of this Lease for all purposes of this Section 12. This subsection 12.D.(1) shall not apply whenever Tenant is a corporation, the outstanding voting stock of which is listed or traded on a recognized securities exchange.

                (2) If Tenant is a partnership and if , at any time, during the Term or any extension thereof the person or persons who, at the time of the execution of this Lease, own the partners' interest cease to own the partners' interest (except as a result of transfers by bequest or inheritance), such cessation of ownership shall constitute as assignment of this Lease for all purposes of this Section 12.

          13. FIRE OR OTHER CASUALTY.

             A. General. Subject to the provisions of this subsection 13.A. and subsections 13.B. and 13.C., if the Premises are damaged by fire or other casualty, the damaged areas shall be repaired by and at the expense of Landlord to at least as good a condition as that which existed immediately prior to such damage, (i.e. the Landlord's Work) provided that Landlord receives adequate insurance proceeds including without limitation, the proceeds of the "Leasehold Improvement Insurance" (as hereinafter defined). In no event shall the Landlord be obligated to repair or restore to a condition in excess of that required by Landlord's Work. The rent until such repairs shall be made shall be apportioned from the date of such fire or other casualty according to the part of the Premises which is usable by Tenant. Landlord agrees to repair such damage within a reasonable period of time after receipt from Tenant of written notice of such damage. Landlord's obligation to repair as aforesaid is subject to any delays caused by Acts of God, labor strikes or other events beyond Landlord's control, including without limitation, the failure of any mortgagee to release insurance proceeds to Landlord sufficient to pay the costs of any such repairs and Landlord's receipt of the proceeds of the Leasehold Improvement Insurance. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant acknowledges notice that (1) Landlord shall not obtain insurance of any kind on Tenant's furniture, furnishings, equipment or fixtures, alterations, improvements and additions, (2) it is Tenant's obligation to obtain such insurance at Tenant's sole cost and expense, and (3) Landlord shall not be obligated to repair any damage thereto, replace the same or otherwise do any work thereto except as set forth in this subsection 13.A. with respect to those improvements insured with the Leasehold Improvement Insurance.

             B. Reconstruction. If, in the reasonable opinion of Landlord, (1) the Premises are rendered substantially untenantable by reason of such fire or other casualty, or (2) twenty percent (20%) or more of the Premises is damaged by said fire or other casualty and less than six (6) months would remain of the Term or any extension thereof upon completion of the required repairs thereto, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within thirty (30) days from and after such occurrence, to elect not to repair the Premises and, in such event, this Lease, the Term and the tenancy hereby created shall cease as of the date of such occurrence, the rent to be adjusted as of such date.

             C. Substantial Damage. If the Building, in the reasonable opinion of the Landlord, shall be substantially damaged by fire or other casualty (regardless of whether or not the Premises were damaged by such occurrence), Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after such occurrence, to terminate this Lease and, in such event, this Lease, the Term and the tenancy hereby created shall cease as of the date of such termination unless terminated as of the date of such occurrence in accordance with subsection 13.B. hereof, the rent to be adjusted as of the date of such termination.

             D. Contribution. Anything in this Section 13 to the contrary notwithstanding, if the damage resulted from or was contributed directly or indirectly by the fault, neglect or other conduct of Tenant or its subtenants or invitees, there shall be no abatement of rent except and to the extent Landlord received proceeds from Landlord's rental income insurance policy, if any, to compensate Landlord for loss of rent.

          14. LIABILITY.

             A. Damage in General. Landlord, Agent and their respective agents, servants, and employees shall not be liable for, and Tenant hereby releases and relieves Landlord, Agent and their respective agents, servants, and employees from, all liability in connection with any and all loss of life, personal and bodily injury, damage to or loss of property, consequential damages, loss or interruption of business occurring to Tenant, subtenants, invitees or any other person in or about or arising out of the Premises from, without limitation, (1) any fire, other casualty, accident, occurrence or condition in or upon the Premises or the Building; (2) any defect in or failure of: (a) plumbing, sprinkler, electrical, HVAC systems, or any other equipment or systems of the Premises or the Building, and
(b) the vertical transportation, stairways, railings or walkways of the Building; (3) any steam, fuel, oil, water, rain or snow that may leak into, issue or flow from any part of the Premises or the Building from the drains, pipes or plumbing, sewer or other installation of same, or from any other place or quarter; (4) the breaking or disrepair of any installations, equipment and other systems; (5) the falling of any fixture or well or ceiling materials; (6) broken glass; (7) latent or patent defects; (8) the exercise of any rights by Landlord or Agent under the terms and conditions of this Lease; (9) any acts or omissions of the other tenants or occupants of the Building or of nearby buildings; (10) any acts or omissions of other persons; (11) theft, Act of God, public enemy, injunction, riot, strike, insurrection, war, court order, or any order of any governmental authorities having jurisdiction over the Premises. The foregoing release shall not be applicable to the negligence of Landlord or a breach by Landlord of its contractual obligations under this Lease.

             B. Indemnity. Tenant shall defend, indemnify and hold harmless Landlord, Agent and their respective agents and employees from and against all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted by reason of any of the following which shall occur during the Term, or during any period of time prior to the commencement date when Tenant may have been given access to or possession of all or any portion of the Premises:

                (1) any work or act done in, on or about the Premises or any part thereof at the direction of Tenant, its agents, contractors, subcontractors, servants, employees, licensees or invitees, unless such work or act is done or performed by Landlord or its agents or employees;

                (2) any negligence or other wrongful act or omission on the part of Tenant or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

                (3) Tenant's use and occupancy of the Premises and/or any accident, injury or damage to any person or property occurring in, on or about the Premises or any part thereof unless caused by the negligence of Landlord, its employees or agents; and

                (4) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

      The aforesaid indemnity obligations of Tenant shall survive the expiration of the Term or the termination of the Lease.

          15. INSURANCE.

             A. Insurance Requirements. During the Term and any extension thereof, Tenant shall obtain and maintain and promptly pay all premiums for the following types of insurance in the amounts specified and in the form heretofore provided for:

                (1) Public Liability and Property Damage. General Public Liability Insurance covering the Premises and Tenant's use thereof against claims for bodily or personal injury or death, and property damage occurring upon, in or about the Premises, such insurance to afford protection to the limit of not less than $1,000,000.00 combined single limit in respect of injury or death to any number of persons arising out of any one occurrence. The insurance coverage required under this Section shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in Section 14. The general aggregate limits under the General Public Liability Insurance policy or policies must apply separately to the Premises and to Tenant's use thereof. Accordingly, if Tenant obtains General Public Liability Insurance hereunder in the Commercial General Liability form of policies, or its equivalent as determined by Landlord, Tenant shall also obtain Insurance Services Office ("ISO") Endorsement CG-25-04-11-85, Amendment-Aggregate Limit of Insurance (Per Location) or its equivalent as determined by Landlord (the "Endorsement"). The certificate of insurance evidencing the Commercial General Liability form of policies and the Endorsement shall specify on the face thereof that the limits of such policies apply separately to the Premises.

                (2) Tenant Leasehold Improvements and Property. Insurance covering: (a) all of the items of leasehold improvements purchased with the Required Excess Funds (such insurance is hereinafter referred to as the "Leasehold Improvement Insurance"); (b) all other Tenant's leasehold improvements performed by, or at the direction of Tenant including heating, ventilating and air conditioning equipment and other alterations and additions made by Tenant pursuant to this Lease; and (c) trade fixtures, merchandise and personal property from time to time in, on or upon the Premises. All such insurance coverage such be in amounts not less than one hundred percent (100%) of the full replacement cost from time to time during the Term, providing protection against perils included within the standard state form of fire and extended coverage insurance policy, together with insurance against sprinkler damage, vandalism and malicious mischief. The policy required by subsection (a) above shall name Landlord as loss Payee. All other policy proceeds from insurance coverage carried by Tenant pursuant to (b) and (c) above shall be held in trust by Tenant's insurance company for the repair, reconstruction and restoration or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 13.

                (3) Workers' Compensation and Employer's Liability. Workers' Compensation and Employer's Liability insurance affording statutory coverage and containing statutory limits with the Employer's Liability portion thereof to have minimum limits of $500,000.00.

             B. Additional Requirements.

                  All policies of insurance provided for in this Section 15 shall be issued in form reasonably acceptable to Landlord by insurance companies with a financial size of not less than A+ as rated in the most current available "Best's Insurance Reports," and qualified to do business in the state in which Landlord's Building is located. Each and every such policy:

                (1) Except for Worker's Compensation and Employer's Liability insurance, shall be issued in the name of Tenant with Landlord, Agent and Landlord's mortgagee, if requested, as additional insureds and any other parties in interest from time to time designated in writing by notice from Landlord to Tenant;

                (2) shall be for the mutual and joint benefit and protection of Landlord and Tenant and any such other parties in interest;

                (3) shall (or a certificate thereof shall) be delivered to each of Landlord and any such other parties in interest within ten (10) days after delivery of possession of the Premises to Tenant and thereafter within thirty
(30) days prior to the expiration of each such policy, and, as often as any such policy shall expire or terminate. Renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent;

                (4) shall contain a provision that the insurer will give to Landlord and such other parties in interest at least thirty (30) days notice in writing in advance of any material change, cancellation, termination or lapse, or the effective date of any reduction in the amounts of insurance; and

                (5) shall be written as a primary policy which does not contribute to and is not in excess of coverage which Landlord may carry.

             C. Blanket Insurance. Any insurance provided for in this Section may be maintained by means of a policy or policies of blanket insurance, covering additional items or locations or insureds, provided, however, that:

                (1) Landlord and any other parties in interest from time to time designated by Landlord to Tenant shall be named as an additional insured thereunder as its interest may appear;

                (2) the coverage afforded Landlord and any such other parties in interest will not be reduced or diminished by reason of the use of such blanket policy of insurance;

                (3) any such policy or policies except any covering the risks referred to in subsection 15. A. (1) shall specify therein (or Tenant shall furnish Landlord with a written statement from the insurers under such policy specifying) the amount of the total insurance allocated to the Tenant's improvements and property more specifically detailed in subsection 15.A.(2); and

                (4) the requirements set forth in this Section are otherwise satisfied.

             D. Inspection of Policies. Tenant agrees to permit Landlord at all reasonable times to inspect the policies of insurance of Tenant with respect to the Premises for which policies or copies thereof are not delivered to Landlord.

             E. Waiver. Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims or anyone claiming by, through or under it or them by way of subrogation or otherwise for any loss or damage to property covered by insurance, whether or not such insurance is maintained by the other party or a party self-insures perils covered thereby. Each party shall request that its insurance carrier affirmatively endorse its policies of insurance so that such waiver of subrogation is added to such policies.

             F. Landlord's Insurance. Landlord agrees that it shall maintain such insurance as would a reasonably prudent landlord to insure its obligations of repair and restoration under this Lease.

          16. EMINENT DOMAIN.

             A. Total or Partial Taking. If the whole of the Premises shall be condemned or taken either permanently or temporarily for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then, in such event, the Term shall cease and terminate from the date when possession is taken thereunder pursuant to such proceeding or purchase. The rent shall be adjusted as of the time of such termination and any rent paid for the period thereafter shall be refunded. If a portion only of the Premises or a portion of the Building containing same shall so be taken (even though the Premises may not have been affected by the taking of some other portion of the Building containing same), Landlord may elect to terminate this Lease from the date when possession is taken thereunder pursuant to such proceeding or purchase or Landlord may elect to repair and restore, at its own expense, the portion not taken and thereafter the rent shall be reduced proportionate to the portion of the Premises taken.

             B. Award. In the event of any total or partial taking of the Premises or the Building, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and hereby waives all rights against Landlord and the condemning authority, except that Tenant shall have the right to claim and prove in a completely separate proceeding and to receive any award which may be made to Tenant, if any, specifically for damages for loss of good will, movable trade fixtures, equipment and moving expenses, or as otherwise permitted by law, provided that such award in no way diminishes or adversely affects Landlord's award and provided further that Landlord shall take no action which diminishes the compensation award that Tenant shall be entitled to under applicable law.

             C. Omitted.

          17. DEFAULT AND REMEDIES.

             A. Events of Default. The occurrence of any of the following shall constitute a material breach of the Lease by Tenant and an Event of Default:

                (1) failure of Tenant to take possession of the Premises within fifteen (15) days after written notice to Tenant that the same are substantially completed;

                (2) the vacation, desertion or other abandonment of the Premises by Tenant; or Tenant's removal or declaration of an intention to remove all or substantially all its property from the Premises;

                (3) a failure by Tenant to pay, when due, any installment of rent hereunder or any such other sum herein required to be paid by Tenant (including without limitation the Required Excess Funds) where such failure continues for five (5) days after written notice thereof to Tenant provided that Landlord shall not be obligated to send such notice more than twice in any one (1) calendar year;

                (4) a failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for fifteen (15) days after written notice thereof to Tenant provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such fifteen (15) day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; and

                (5) the filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment pursuant to any local, state or federal bankruptcy or insolvency law of a receiver or trustee of Tenant's property; or, an assignment by Tenant for the benefit of creditors; or, the taking possession of the property of Tenant by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed or discharged within sixty
(60) days after the filing of same.

                (6) the maintenance by Tenant of any radioactive waste, polychlorinated byphenyls, asbestos, toxic or hazardous material or any waste, waste products or other substance of any kind which is regulated by any law, statute, ordinance, rule, or regulation other than in accordance with applicable laws (collectively "Waste") in the Premises.

                (7) the failure to comply with the provisions of Section 12 of this Lease.

             B. Remedies of Landlord.

                (1) Upon the occurrence of any Event of Default set forth in subsection 17.A. or elsewhere in the Lease Landlord, at its option, may take all or any of the following actions:

                    (a) Landlord may cure for the account of Tenant any such default of Tenant and immediately recover as additional rent any reasonable expenditures made and the amount of any obligations incurred in connection therewith, plus per annum interest equal to four (4) point(s) above the prime rate of Continental Bank, Norristown, Pennsylvania (as the same may exist from time to time) ("Prime Rate") from the date of any such expenditure; or

                    (b) Landlord, at its option, may serve notice upon Tenant that this Lease and the then unexpired Term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be no less than five (5) days after the date of such notice, without any right on the part of the Tenant thereafter to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted, as well as the right, title and interest of the Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the date herein stated for expiration of the Term. Thereupon, Tenant shall immediately quit and surrender to Landlord the Premises by summary proceedings, detainer, ejectment or otherwise and remove itself and all other occupants thereof and, at Landlord's option, any property thereon without being liable to indictment, prosecution or damages therefor. If Landlord shall terminate this Lease Landlord may recover as a calculation of its lost profits, all Minimum Rent, additional rent and other rent which has accrued prior to the date of said default and which is due for the balance of the Term and declare the same to be immediately due and payable. It is agreed that in determining the amount of any future payments due Landlord of Tenant's OMC and Tenant's Tax Charge, Landlord may make such determination based upon the sum thereof for the full year immediately prior to the event of default. The sum set forth above as aforesaid shall be discounted to present value at the then Prime Rate (The "Lost Profit Sum"). Contemporaneously with the demand for such Lost Profit Sum, this Lease shall be deemed terminated and Tenant shall immediately quit and surrender to Landlord the Premises in accordance with (d) below. Tenant's liability for the payment of the Lost Profit Sum shall survive the termination of the Lease. In the event of termination of this Lease, Landlord shall use commercially reasonable efforts to mitigate its damages and shall apply or credit the proceeds of any reletting allocable to the portion of the Term that is terminated hereunder against the Lost Profit Sum; or

                    (c) Accelerate the whole or any part of the rent for the entire unexpired balance of the Term, as well as all other charges, payments, costs and expenses herein agreed to be paid by Tenant, and any rent or other charges, payments, costs and expenses if so accelerated shall, in addition to any and all installments of rent already due and payable and in arrears, and any other charge or payment herein reserved, included or agreed to be treated or collected as rent and any other charge, expense or cost herein agreed to be paid by Tenant which may be due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated rent and other charges, payments, costs and expenses were on that date payable in advance. Such sum is hereinafter referred to as the "Accelerated Rent". For such purposes, all items of the additional rent, component of the Accelerated Rent, Landlord may make a determination based upon such sums for the full year immediately prior to the event of default, or otherwise in Landlord's reasonable judgment.

                    (d) Intentionally Omitted.

                    (e) Landlord may, at any time after the occurrence of any event of default, whether or not the Lease has been terminated as aforesaid, re-enter and repossess the Premises and any part thereof with or without process of law, provided no undue force shall be used, and shall have the option, but not the obligation either in its own name, as agent for Tenant if this Lease has not been terminated or for its own behalf if this Lease has been terminated, to relet all or any part of the Premises; provided that Landlord shall not be required to accept any tenant proposed by Tenant or observe any instruction given by Tenant about such reletting. The failure of Landlord to relet the Premises or any part or parts thereof shall not release or affect Tenant's liability hereunder, nor shall Landlord be liable for failure to relet, or in the event of reletting, for failure to collect the rent thereof, and in no event shall Tenant be entitled to receive any excess of net rents collected over sums payable by Tenant to Landlord hereunder, provided Landlord shall use commercially reasonable efforts to relet the Premises to mitigate its damages. No such re-entry or taking possession of the Premises shall be construed as an election on the

Landlord's part to terminate this Lease unless a written notice of such election by Landlord is given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any previous breach and default. For the purpose of such reletting, Landlord may decorate or make repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord desirable or convenient, and the cost of such decoration, repairs, changes, alterations or additions shall be charged to and payable by Tenant as additional rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord; and any sums collected by Landlord from any new tenant obtained on account of the tenant shall be credited against the balance of the rent due hereunder as aforesaid. Tenant shall pay to Landlord monthly, on the days when the rent would have been payable under this Lease, the amount due hereunder less the amount obtained by Landlord from such new tenant, if any.

                    (f) [INTENTIONALLY OMITTED]

                (2) All inventory, equipment, machinery, trade fixtures, contents of registers and other personal property of any kind or nature whatsoever at any time or from time to time within the Premises, whether owned by Tenant or others (collectively the "Subject Property") is and shall be throughout the Term as well as thereafter subject to the lien of Landlord and distraint for any and all Rent not paid when due, and Tenant hereby grants to Landlord such lien on the Subject Property and the right and remedy of distraint thereof together with the right and remedy of reasonable self-help to the greatest extent permitted by applicable law. Such lien of Landlord shall be conclusively presumed to have been perfected and distraint of the Subject Property to have occurred by and on the date of a written notice given to Tenant pursuant to any provision of Section 17.01 hereof or a written notice given to Tenant of the occurrence of an Event of Default (whichever written notice is first given).

                 (3) Landlord shall have the right of injunction (including, without limitation, specific performance) in the event of an Event of Default or threat thereof, or other default or breach or threat thereof by Tenant of any of the agreements, conditions, covenants or terms hereof to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnity or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease or at law or in equity are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any other.

                (4) Tenant expressly waives the benefits of all laws, now or hereafter in force, exempting any of Tenant's property on the Premises or elsewhere from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease. Tenant further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease, and does hereby voluntarily condemn the same and authorize the Prothonotary to enter a Writ of Execution or other process upon Tenant's voluntary condemnation, and further agrees that said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Landlord to recover possession under the Acts of Assembly, either at the end of the Term or any extension thereof or on sooner termination thereof, or for non-payment of rent or any other reason, Tenant specifically waives the right to the three (3) months notice and/or the fifteen (15) or thirty (30) days notice required by the Act of April 5, 1957, No. 20, and agrees that five (5) days notice shall be sufficient in either or any such case. The right to enter judgment against Tenant and to enforce all of the other provisions of this Lease hereinabove provided for may be exercised by any assignee of Landlord's right, title and interest in this Lease, in such assignee's own name, notwithstanding the fact that any or all assignments of said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

                (5) Intentionally Omitted.

                (6) CONFESSION OF JUDGMENT - POSSESSION. Tenant covenants and agrees that if there is an Event of Default or this Lease is terminated or the Term or any extensions or renewals thereof is terminated or the Term or any extensions or renewals thereof is terminated or expires, then Landlord may, without limitation, cause judgments in ejectment for possession of the Premises to be entered against tenant and, for those purposes, Tenant hereby grants the following warrant of attorney: (i) Tenant hereby irrevocably authorizes and empowers any prothonotary, clerk of court, attorney of any court of record and/or Landlord (as well as some one acting for Landlord) in any and all actions commenced for recovery of possession of the Premises to appear for Tenant and confess or otherwise enter judgment in ejectment for possession of the Premises against Tenant and all persons claiming directly or indirectly by, through or under Tenant, and thereupon writ of possession may forthwith issue and be served, without and prior notice, writ or proceeding whatsoever; (ii) if, for any reason after the foregoing action or actions shall have been commenced, it shall be determined that possession of the Premises should remain in or be restored to Tenant, Landlord shall have the right to commence one or more further actions as hereinbefore set forth to recover possession of the Premises including, without limitation, appearing for Tenant and confessing or otherwise entering judgment for-possession of the Premises as hereinbefore set forth.

                (7) In any action or proceeding described in Section 178(6), or in connection therewith, if a copy of this Lease is therein verified by Landlord or someone acting for Landlord to be a true and correct copy of this Lease (and such copy shall be conclusively presumed to be true and correct by virtue of such verification), then it shall not be necessary to file the original of this Lease, any statute, rule of court of law, custom or practice to the contrary notwithstanding. Tenant hereby releases to Landlord, anyone acting for Landlord and all attorneys who may appear for Tenant all errors in procedure regarding the entry of judgment or judgments by confession or otherwise by virtue of the warrants of attorney contained in this Lease, and all liability therefor. The right to enter judgment or judgments by confession or otherwise by virtue of the warrants of attorney contained in this Lease and to enforce all of the other provisions of this Lease may be exercised by any assignee of Landlord's right, title and interest in this Lease in such assignee's own name, any statute, rule of court or law, custom or practice to the contrary notwithstanding.

                (8) When this Lease or the Term or any extension or renewal thereof shall have terminated on account of any Event of Default or otherwise and also when the Term hereby created or any extension or renewal thereof shall have expired, it shall be lawful for, and Tenant hereby irrevocably authorizes and empowers, any prothonotary, clerk or attorney of any court of record to appear as attorney for Tenant, and in any action or actions in ejectment against Tenant and all persons claiming directly or indirectly by, through or under Tenant therein enter and otherwise confess judgment for the recovery by Landlord of possession the Premises, for which this Lease shall be sufficient warrant; thereupon, if Landlord so desires, an appropriate writ of possession may issue forthwith, without any prior writ or proceeding whatsoever. Landlord may commence one or more further action or actions as hereinbefore set forth to recover possession of the Premises, appear for Tenant, enter and otherwise confess judgment for the recovery by Landlord of possession of the Premises as hereinbefore provided as often as Landlord elects and the warrant of attorney herein shall not be exhausted by any one or more exercises thereof. In any action of ejectment and/or for rent and/or other sums, Landlord may cause to be filed in such action an averment of default or a complaint made by Landlord or someone acting for Landlord, setting forth the facts necessary to authorize the entry of judgment or judgments, and if a true copy of this Lease (and of the truth of the copy an affidavit shall be sufficient evidence) shall be filed in such action or actions, it shall not be necessary to file the original hereof containing the warrants of attorney, any rule of court, custom or practice to the contrary notwithstanding.

                (9) Tenant, for itself and on behalf of any and all persons claiming through or under it (including creditors of all kinds), does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the premises or to have a continuance of this Lease for the Term, as it may have been extended, after having been dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as herein provided.

                (10) Neither this Lease nor any rights or privileges hereunder shall be an asset of Tenant in any bankruptcy, insolvency or reorganization proceeding. If Landlord shall not be permitted to terminate this Lease because of the provisions of the United States Bankruptcy Code, Tenant or any trustee for it shall, within fifteen (15) days upon request by Landlord to the Bankruptcy Court, assume or reject this Lease unless all defaults hereunder shall have been cured, Landlord shall have been compensated for any monetary loss resulting from such default and Landlord shall be provided with reasonably adequate assurance of full and timely performance of all provisions, terms and conditions of this Lease on the part of Tenant to be performed.

                (11) The failure or delay on the part of either party to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any act hereof, or the right of the party to thereafter enforce each and every such provisions, right or remedy. No waiver or any breach or default of this Lease shall be held to be a waiver of any other or subsequent breach or default. The receipt by Landlord of rent at a time when the rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the rent due shall not be construed to be other than a payment on account of the rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the Term and any extension thereof shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

                18. SUBORDINATION.

             A. Generally. This Lease shall be subject and subordinate at all times to the lien of any mortgagees and/or ground rents and/or other encumbrances now or hereafter placed on the Premises or the Building without the necessity of any further instrument or act on the part of the Tenant to effectuate such subordination, but the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages and/or ground rent and/or other encumbrances as shall be desired by any mortgagee or proposed mortgagee or by any person.

             B. Rights of Mortgagee. In the event of any act or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or otherwise terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right:

                (1) Until it has given written notice of such act or omission to the holder of each such mortgage or ground Lease whose name and address shall previously have been furnished to Tenant in writing; and

                (2) Until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy).

             C. Tenant's Attornment. In the event of any foreclosure of, or the exercise of a power of sale under, any mortgage or deed or trust referred to in this Section or in the event of the termination of any ground lease pursuant to which Landlord is the lessee, Tenant upon the purchaser or lessor's request, shall attorn to and recognize the purchaser or Landlord's lessor as Landlord under this Lease. Tenant agrees that, upon the request of Landlord or any lessor, mortgagee or trustee, Tenant shall execute and deliver any instruments which may be required for the purposes of carrying out the intention of this
Section 18. Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement in form reasonably satisfactory to Tenant and any mortgagee of the Building from such mortgagee.

          19. SURRENDER AND HOLDING OVER.

             A. Surrender. The Lease shall terminate and Tenant shall deliver up and surrender possession of the premises on the last day of the Term hereof , and Tenant waives the right to any notice of termination or notice to quit. Tenant covenants that upon the expiration or sooner termination of this Lease, Tenant shall deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to keep the same during the continuance of the Lease and in accordance with the terms hereof, normal wear and tear excepted.

             B. Hold Over. Upon the failure of the Tenant to surrender possession of the Premises upon the expiration or sooner termination of this Lease, Tenant's continued occupancy may be treated by Landlord as a month to month tenancy and during such occupancy, Tenant shall pay to Landlord, an amount equal to one hundred fifty percent (150%) of the rent required to be paid under this Lease as applied to any period in which Tenant shall remain in possession after expiration or sooner termination of this Lease. If Landlord requires Tenant to timely vacate the Premises and Tenant fails to do so, in addition to being responsible for the rent set forth above, Tenant shall pay to Landlord an amount equal to all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession.

          20. DELAY IN POSSESSION. Except as otherwise provided in this Lease, in the event that the Premises are not ready for Tenant's occupancy at the time herein fixed for the beginning of the Term because of any alterations or construction now or hereafter being performed either to the Premises or to the Building of which the Premises form a part (unless such alterations are being done by Tenant or Tenant's contractor, or unless the delay in completing such alterations was caused by Tenant in which case there shall be no suspension or proration of rent or other sums), or because of the non-completion of the Building of which the Premises form a part, or because Landlord being itself a tenant of the same Premises has not received possession thereof from its landlord for any reason whatsoever, or because of the failure or refusal of the occupant of the Premises who is or may be in possession immediately before the beginning of the Term hereof to vacate and surrender up the same, or because of any restrictions, limitations or delays caused by government, regulations or governmental agencies, this Lease and the Term hereof shall not be affected thereby, nor shall Tenant be entitled to make any claim for or receive any damages whatsoever from Landlord, and the Term hereof shall nevertheless end on the date herein originally fixed, but no rent herein provided to be paid by Tenant shall become due until the Premises are substantially completed, and until that time the rent shall be suspended and pro-rated.

          21. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves the following rights:

              A. Building Name. To name the Building and to change the names or street addresses of the Building.

              B. Exterior Signs. To install and maintain a sign or signs on the exterior of the Building.

              C. Redecoration. During the last six (6) months of the Term, if during or prior to that time Tenant has vacated or otherwise abandons the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay rent for the Premises.

              D. Pass Keys. To constantly have pass keys to the Premises.

              E. Adjoining Areas. Upon reasonable notice (except in the case of an emergency, as to which no notice shall be required), to have the use of and reasonable access through the Premises for the purposes of operation, maintenance, decoration and repair of all walls, windows and doors bounding the Premises (including exterior walls of the Building, core corridor walls and doors and any core corridor entrance) except the inside surfaces thereof, any terraces or roofs adjacent to the premises used for shafts, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other facilities are reserved to Landlord.

              F. Access to Premises. Landlord, Agent and their respective employees and agents shall have the right to enter the Premises at all reasonable times and upon reasonable notice during normal business hours and at any time in case of an emergency for the purpose of examining or inspecting the same, showing the same to prospective purchasers, mortgagees or tenants of the Building and making such alterations, repairs, improvements or additions or doing other work to the Premises or to the Building as Landlord may deem necessary or desirable. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry is necessary or permitted hereunder, Landlord and Agent may enter by means of a master key or card (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease.

          22. SPRINKLER SYSTEM; LIFE SAFETY SYSTEM. If there now is or shall be installed in the Building a "sprinkler system" or "life safety system" and if such systems or any of their appliances shall be damaged or injured or not in proper working order by Tenant or its agents, servants, employees, invitees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters or Fire Insurance Exchange or any governmental bureau, department or official requires or recommends that any changes, modification, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents in the Premises, or for any other reason attributable to Tenant, or if any such changes, modification, alterations, additional sprinkler heads or other equipment; becomes necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system or life safety system under the fire insurance rate as fixed by said Exchange, or by any fire insurance company, Tenant, shall, at Tenant's sole cost and expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Landlord represents that the sprinkler system serving the Premises shall be in good working order on the commencement date of this Lease

          23. ENVIRONMENTAL CONSIDERATIONS.

              A. For purposes of this Section 23, the following definitions shall apply:

                 (1) "Environmental Release": The term Environmental Release shall mean any intentional or unintentional releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, abandoning, discarding or dumping of any Toxic Substance (hereinafter defined) from, on, into or about the land, water or air of the Premises, the Building, the common areas in the Building or the real property surrounding the Building.

                 (2) "Toxic Substance": The term Toxic Substance shall mean a hazardous substance, hazardous waste, pollutant or contaminant, as such terms are now or hereafter defined in all applicable federal, state, and local laws, ordinances or regulations now or hereafter enacted or amended, and any and all other terms which are or may be used in any or all applicable laws now or hereafter enacted to define prohibited or regulated substances.

              B. Tenant shall not use the Premises, the Building, the common areas in the Building or the real property surrounding the Building (or any part of the Premises, the Building, the common areas or real property) for the purpose of treating, producing, handling, transferring, processing, transporting, disposing, using or storing a Toxic Substance.

              C. Tenant and its agents, employees, contractors, licensees and invitees shall not cause or permit to exist, as the result of an action or omission by one or more of them, an Environmental Release. The occurrence of an Environmental Release, or a violation of any covenant, representation or warranty of this Section 23, shall be deemed an Event of Default under this Lease.

              D. Notwithstanding the foregoing, Tenant may use cleaning materials and office supplies in the ordinary course of Tenant's business, in reasonable quantities and provided that, such materials and supplies are used, stored and disposed of in compliance with any and all applicable laws, ordinances and regulations, as now or hereafter enacted.

              E. Except as provided in Section 8.E., Tenant shall dispose, remove and/or arrange for the disposal and/or removal of its trash by a trash disposal company, approved by Landlord, which shall be operated in accordance with applicable laws, ordinances and regulations. Tenant and its agents, employees, contractors, licensees and invitees shall not place or permit the placement of any Toxic Substance in any waste receptacle located in the Premises, the Building, the common areas in the Building, the plumbing or sewer systems of the Building or the real property surrounding the Building.

              F. Tenant shall comply with all applicable laws, ordinances and regulations of all governmental authorities, as now or hereafter enacted, including, without limitation, all laws, ordinances and regulations governing a Toxic Substance.

              G. The covenants, representations and warranties provided in this
Section 23 shall survive the expiration or earlier termination of this Lease.

              H. Tenant shall pay, defend, indemnify, and hold harmless Landlord from and against and all claims, losses, costs, damages liabilities and fines arising from or relating to Environmental Releases to the extent caused by the acts, negligence, misconduct or other fault of Tenant, its agents, employees, contractors, licensees, invitees or subtenants or failure of Tenant, or its agents employees, contractors, licensees, invitees or subtenants to comply with the provisions of this Section 23.

              I. Landlord represents and warrants to the best of its knowledge, based solely upon the review of the report of its environmental consultant, that there are no Toxic Substances present in or affecting the Premises.

          24. SUBSTITUTE PREMISES. Landlord, at its sole expense and upon at least sixty (60) days prior written notice, may require Tenant to move from the Premises to another suite of comparable size in order to permit Landlord to consolidate the Premises with other adjoining space leased or to be leased to another tenant in or coming into the Building. The failure of Tenant to relocate in accordance with this Section 24 shall constitute an event of default hereunder and Tenant shall be additionally liable to Landlord for all consequential damages suffered by Landlord on account thereof. In the event of any such relocation, Landlord will pay all the expenses of preparing and decorating the other suite so that the same will be substantially similar to the Premises, including a comparable level of finishes. In addition, Landlord shall pay the reasonable expenses of moving Tenant's furniture and equipment to the other suite and Landlord will pay Tenant's other reasonable relocation costs, including the cost of relocating telephone systems and the cost of replacing unusable stationery. Occupancy of the other suite shall be under and pursuant to the terms of this Lease.

          25. ESTOPPEL STATEMENT. Tenant shall, at any time and from time to time within twelve (12) business days after written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing duly executed by Tenant (a) certifying that this Lease is in full force and effect without modification or amendment (or, if there have been any modifications and amendments, the nature thereof), (b) certifying the dates to which annual minimum Rent and additional rent have been paid, and (c) either certifying that no default exists under this Lease or specifying each such default, it being the intention and agreement of Landlord and Tenant that if Tenant shall fail to respond within the aforesaid ten (10) day period, Tenant shall be deemed to have given such statement as above provided, that this Lease is in full force and effect, that no default in Landlord's performance remains uncured, that the security deposit, if any, is as stated in this Lease and that not more than one
(1) month's rent has been paid in advance.

          26. QUIET ENJOYMENT. Upon payment by Tenant of rent and upon the observance and performance by Tenant of all the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term of this Lease without hindrance or interruption by Landlord or by any person or persons lawfully claiming or holding by, through or under Landlord, subject, nevertheless, to the terms, covenants, conditions and provisions of this Lease, to all other agreements, conditions, restrictions and encumbrances of record and to all mortgages, installment sale agreements and underlying leases of record to which this Lease is, or shall become subject and subordinate.

          27. BROKERS; AGENT. Tenant warrants to Landlord that Tenant dealt and negotiated solely and only with Agent (or Landlord) and The Binswanger Company for this Lease and with no other broker, firm, company or person. Tenant (for good and valuable consideration) shall indemnify and hold Landlord and Agent harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord and/or Agent by reason of the falsity or error of the aforesaid warranty. It is expressly understood and agreed by Landlord and Tenant that Agent is acting as agent only, and shall not in any event be liable to either Landlord or Tenant for the fulfillment or non-fulfillment of any of the terms, covenants, conditions or provisions of this Lease, or for any action or proceeding taken by Landlord against Tenant or by Tenant against Landlord. Landlord shall be responsible for the commissions payable to Agent and The Binswanger Company.

          28. LANDLORD STATUS. Landlord's obligations hereunder shall be binding upon Landlord only for a period of time that Landlord is in ownership of the Building; and, upon termination of that ownership, Tenant, except as to any obligations which have then matured, shall look solely to Landlord's successor in interest in the Building for the satisfaction of each and every obligation of Landlord hereunder. Landlord shall have no personal liability under any of the terms, conditions or covenants of this Lease and Tenant shall look solely to the equity of the Landlord in the Building of which the Premises form a part and no other assets for the satisfaction of any claim, remedy or cause of action accruing to Tenant.

          29. NOTICES. Wherever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other party, such notice or demand shall be in writing and shall be deemed to have been given or served if sent by registered or certified Mail (postage prepaid), or by courier guaranteeing overnight delivery (e.g., Federal Express), or by personal delivery addressed in accordance with the notice addresses specified on page one (1) of this Lease. Additionally, all notices shall be deemed effectively given if sent by Landlord and, Tenant's respective counsel. Each notice not personally delivered shall be deemed to have been given to or served upon the party to which addressed on the date the same is deposited in the United States registered or certified mail (postage prepaid), or with said courier, and each party hereto may change its address to which any notice shall be delivered or sent by giving written notice of such change to the other party hereto in the manner herein provided. Notices by Landlord may also be sent by Agent on Landlord's behalf.

          30. MISCELLANEOUS PROVISIONS.

              A. Force Majeure. Landlord and Tenant shall be excused for the period of any delay in the performance of any obligations hereunder when prevented from so doing by cause or causes beyond Landlord's or Tenant's respective control which shall include, without limitation, all labor disputes, inability to obtain any material or services, civil commotion or Acts of God.

              B. Common Areas. All parking areas, walkways, vertical transportation, stairs, driveways, alleys, public corridors and fire escapes, and other areas, facilities and improvements as may be provided by Landlord from time to time for the general use in common of Tenant and other tenants, which may be extended to their employees, agents, invitees and licensees, shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such areas, facilities and improvements, and to change the location of or otherwise alter or modify any or all of the aforementioned common areas, facilities, and improvements so long as Landlord continues to provide adequate passageways to the Premises.

              C. Rules and Regulations. Tenant shall observe and comply with the Rules and Regulations annexed hereto as Exhibit "F" and made a part hereof. All such Rules and Regulations shall apply to Tenant and its invitees and subtenants.

              D. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of that corporation represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation in accordance with the duly adopted resolution of the Board of Directors of the corporation, and that this Lease is binding upon the corporation in accordance with its terms. Landlord represents and warrants that it is a corporation in good standing organized under the laws of the State of Delaware and that it is registered to do business in the Commonwealth of Pennsylvania.

              E. No Recordation. This Lease shall not be filed of record; however, upon request of Landlord, a memorandum of the Lease in compliance with law shall be executed by Landlord and Tenant and recorded, with recordation costs paid by Landlord.

              F. Successors. The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successors of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained as provided in Section 12.

              G. Governing Law. This Lease shall be construed, governed and enforced in accordance with the laws of the state in which the Premises is located.

              H. Severability; Separate Covenants. If any provisions of this Lease or portions thereof shall be held to be invalid, void or unenforceable, the remaining provisions of this Lease or portions thereof shall in no way be affected or impaired and such remaining provisions or portions thereof shall remain in full force and effect. Furthermore, each covenant, agreement, obligation and other provision contained in this Lease is, and shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, and not dependent on any other provision of this Lease unless expressly so provided.

              I. Captions. Any heading preceding the text of the several Sections and Subsections hereof are inserted solely for the convenience of reference and shall not constitute a part of this Lease, nor shall they affect its meaning, construction or effect.

              J. Certain Definitions. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural where appropriate; and words of any gender shall mean and include any other gender. The parcel of land on which the Building is located is hereinafter referred to as the "Land". For purposes of this Lease, the term "Building" includes the Land and other improvements on which the Building is constructed and "Property" shall mean "the Land and Building" or "either the Land or the Building".

              K. Execution. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises nor confer any rights or impose any obligations upon either party until the execution thereof by Landlord and the delivery of an executed original copy thereof to Tenant.

              L. Waiver of Jury Trial. It is mutually agreed that Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other as to any matters arising out of or in any way connected with this Lease.

              M. Financial Statements. In the event Landlord requires evidence of Tenant's creditworthiness in connection with the financing of the Building, then within ten (10) days after request in writing therefor from Landlord, Tenant agrees to deliver to Landlord Tenant's most recently prepared balance sheet and income statement certified by Tenant or its duly authorized representative. Landlord shall, and shall cause its agents to, use reasonable efforts to maintain the confidentiality of Tenant's financial statements and shall disclose the same only to financing sources for the Building.

              N. Entire Agreement. This Lease (including the Exhibits and any Riders hereto) contains all the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations and proposals (either written or oral). This Lease may not be modified or terminated orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest. The submission of this Lease by Landlord, its attorneys or agents, for examination or execution by Tenant, does not constitute a reservation of (or option for) the Premises in favor of Tenant and Tenant shall have no right or interest in the Premises and Landlord shall have no liability hereunder, unless and until this Lease is executed and delivered by Landlord.

          31. MISCELLANEOUS /COMPLIANCE WITH LAWS AND THE AMERICANS WITH DISABILITIES ACT.

Tenant agrees to comply with all applicable federal, state and local laws, rules, regulations, guidelines, judgments and orders which now or in the future enact requirements as to the use and occupancy of the Premises, including the requirements imposed by the Americans with Disabilities Act ("Act") which imposes requirements relating to the design and use of the Premises. The Act requires, among other things, that the Premises be designed to remove architectural barriers so that the Premises will be readily accessible to people with disabilities, on the same basis as the Premises are accessible to those without such disabilities. The foregoing obligation of Tenant however shall not permit Tenant to make any changes to the Premises which otherwise would require Landlord's approval by virtue of this Lease. Tenant shall instruct its architect or designer to prepare Tenant's plans for the Premises so as to assure that the Premises will be in compliance with such Act.

          32. RENEWAL OPTION. Provided an Event of Default hereunder has not occurred and is continuing, Tenant shall have the right, upon not less than one hundred eighty (180) days notice to extend the Term for an additional period of five (5) years commencing on the day following the day when the Term would have otherwise expired (the "Renewal Term"). Rent for the Renewal Term shall be the fair market rent for the Premises as reasonably determined by Landlord. Within sixty (60) days of receipt of notice from Tenant of Tenant's election to extend the Term hereunder, Landlord shall notify Tenant of the Rent for the Renewal Term and the other concessions, if any to be granted by Landlord to Tenant. Tenant shall have the right to revoke its exercise of this renewal option within thirty (30) days of receipt of Landlord's notice. In the absence of such notice of revocation by Tenant, timely given, the Lease shall be deemed to be in effect for the Renewal Term in accordance with the terms set forth in Landlord's notice to Tenant.

          33. RIGHT OF FIRST REFUSAL. Landlord hereby grants Tenant a right of first refusal to lease space contiguous to the Premises consisting of 1,814 square feet as shown on Exhibit A attached hereto. If Landlord intends to lease such space to third party, Landlord shall give Tenant notice of such intent and the terms and conditions on which Landlord intends to offer the space to a third party. Within ten (10) days of receipt of Landlord's notice, Tenant shall notify Landlord as to whether Tenant will lease such space on the terms and conditions described in such notice. If Tenant does not so notify Landlord, or if Tenant rejects such terms and conditions, Landlord shall have the right to lease such space to any third party on terms substantially similar to those specified in Landlord's notice to Tenant and Tenant shall have no further rights with respect to such space. In the event Landlord cannot accommodate Tenant's expansion needs in space contiguous to the Premises, Landlord shall endeavor to relocate Tenant to other space in the building sufficient in size to accommodate Tenant's expansion needs. If Tenant executes a lease for such other space in the Building, for a term of not less than five (5) years, this Lease shall be terminated with no penalty to Tenant. Notwithstanding the foregoing, Landlord does not warrant or represent that alternative space will be available in the Building for Tenant's occupancy.

      THE UNDERSIGNED TENANT ACKNOWLEDGES THAT IT FULLY UNDERSTANDS THE CONFESSIONS OF JUDGMENT CONTAINED IN SECTION 17B HEREOF AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE AND THAT THE UNDERSIGNED WAIVES ANY RIGHT TO A HEARING WHICH WOULD OTHERWISE BE A CONDITION TO LANDLORD'S OBTAINING THE JUDGEMENTS AUTHORIZED BY SECTION 17B.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their duly authorized officers or representatives as of the day and year first above written.

                                    LANDLORD:

                                    TRST PHILADELPHIA, INC.


                                    BY: /s/
                                       ---------------------------------

(CORPORATE SEAL)
                                    ATTEST: /s/
                                           -----------------------------



                                    TENANT:

                                    LINDQUIST AVEY MACDONALD BASKERVILLE INC.


                                    BY: /s/
                                       ---------------------------------

(CORPORATE SEAL)
                                    ATTEST: /s/
                                           -----------------------------

                          ----------------------------


                                  OFFICE LEASE


                                     between


                        TRST PHILADELPHIA, INC., Landlord


                                       and


                LINDQUIST AVEY MACDONALD BASKERVILLE INC., Tenant



                            -------------------------





                                          PREMISES:
                                          Portion of Building
                                          situate at
                                          Eight Penn Center
                                          Philadelphia, PA  19103

                              Table of Contents
                              -----------------

                                                                            Page
                                                                            ----

    1.   FUNDAMENTAL LEASE PROVISIONS........................................1

    2.   PREMISES: USE.......................................................3

    3.   TERM................................................................4

          A.   Duration......................................................4
          B.   Substantial Completion........................................4
          C.   Memorandum....................................................4

    4.   RENT................................................................4

          A.   Minimum Rent..................................................4
          B.   Minimum Rent Credit...........................................4
          C.   Partial Month.................................................5
          D.   Payments......................................................5
          E.   Acceptance of Payments........................................5
          F.   Additional Rent...............................................5
          G.   Late Charge...................................................5
          H.   Security Deposit..............................................5
          I.   Use and Occupancy Tax.........................................5
          J.   Electricity...................................................6

    5.   DEFINITIONS: OPERATION AND MAINTENANCE   CHARGE; TAXES..............6

          A.   "Operations and Maintenance Charge Sum ("OMC Sum")............6
          B.   "Taxes" (or "Tax")............................................7
          C.   "Tenant's OMC Percentage".....................................8
          E.   "Tenant's Tax Percentage".....................................8
          F.   "Tenant's Tax Charge".........................................8
          G.   "Tax Year"....................................................8

    6.   TENANT'S OMC AND TENANT'S TAX CHARGE................................8

          A.   Annual Adjustment.............................................8
          B.   Procedures....................................................8

    7.   IMPROVEMENT OF THE PREMISES........................................10

          A.   Landlord's Construction Obligations..........................10
          B.   Costs of Plans/Landlord's Work...............................10
          C.   Access by Tenant.............................................10
          D.   Alterations..................................................11
          E.   Liens........................................................11
          F.   Condition....................................................12
          G.   Tenant Contractors...........................................12

    8.   BUILDING SERVICES..................................................12

          A.   HVAC.........................................................12


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          B.   Electricity..................................................12
          C.   Ancillary Maintenance:.......................................13
          D.   Elevators....................................................13
          E.   Janitorial...................................................13
          F.   Water........................................................13

    9.   LIMITATION REGARDING SERVICES......................................13

    10.  CARE OF PREMISES...................................................14

          A.   Landlord Maintenance.........................................14
          B.   Tenant Maintenance...........................................14

    11.  NEGATIVE COVENANTS OF TENANT.......................................14

    12.  SUBLETTING AND ASSIGNING...........................................15

          A.   General Restriction..........................................15
          B.   Consent......................................................15
          C.   Future Compliance............................................16
          D.   Other Assignments or Sublettings.............................16

    13.  FIRE OR OTHER CASUALTY.............................................16

          A.   General......................................................16
          B.   Reconstruction...............................................17
          C.   Substantial Damage...........................................17
          D.   Contribution.................................................17

    14.  LIABILITY..........................................................17

          A.   Damage in General............................................17
          B.   Indemnity....................................................18

    15.  INSURANCE..........................................................18

          A.   Insurance Requirements.......................................18
          B.   Additional Requirements......................................19
          C.   Blanket Insurance............................................20
          D.   Inspection of Policies.......................................20
          E.   Waiver.......................................................20
          F.   Landlord's Insurance.........................................21

    16.  EMINENT DOMAIN.....................................................21

          A.   Total or Partial Taking......................................21
          B.   Award........................................................21
          C.   Omitted......................................................21

    17.  DEFAULT AND REMEDIES...............................................21

          A.   Events of Default............................................21

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          B.   Remedies of Landlord.........................................22

    18.  SUBORDINATION......................................................27

          A.   Generally....................................................27
          B.   Rights of Mortgagee..........................................27
          C.   Tenant's Attornment..........................................27

    19.  SURRENDER AND HOLDING OVER.........................................27

          A.   Surrender....................................................27
          B.   Hold Over....................................................27

    20.  DELAY IN POSSESSION................................................28

    21.  CERTAIN RIGHTS RESERVED TO LANDLORD................................28

          A.   Building Name................................................28
          B.   Exterior Signs...............................................28
          C.   Redecoration.................................................28
          D.   Pass Keys....................................................28
          E.   Adjoining Areas..............................................28
          F.   Access to Premises...........................................29

    22.  SPRINKLER SYSTEM; LIFE SAFETY SYSTEM...............................29

    23.  ENVIRONMENTAL CONSIDERATIONS.......................................29

    24.  SUBSTITUTE PREMISES................................................30

    25.  ESTOPPEL STATEMENT.................................................31

    26.  QUIET ENJOYMENT....................................................31

    27.  BROKERS; AGENT.....................................................31

    28.  LANDLORD STATUS....................................................31

    29.  NOTICES............................................................32

    30.  MISCELLANEOUS PROVISIONS...........................................32

          A.   Force Majeure................................................32
          B.   Common Areas.................................................32
          C.   Rules and Regulations........................................32
          D.   Corporate Authority..........................................32
          E.   No Recordation...............................................33
          F.   Successors...................................................33
          G.   Governing Law................................................33
          H.   Severability; Separate Covenants.............................33
          I.   Captions.....................................................33
          J.   Certain Definitions..........................................33
          K.   Execution....................................................33

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          L.   Waiver of Jury Trial.........................................33
          M.   Financial Statements.........................................33
          N.   Entire Agreement.............................................34

    31.  MISCELLANEOUS /COMPLIANCE WITH LAWS AND THE AMERICANS WITH
         DISABILITIES ACT...................................................34

    32.  RENEWAL OPTION.....................................................34

    33.  RIGHT OF FIRST REFUSAL.............................................34


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